UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for the use of the Commission only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

MOUNTAIN CREST ACQUISITION CORP. IV

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

MOUNTAIN CREST ACQUISITION CORP. IV

311 West 43rd Street, 12th Floor New York, NY 10036

[●], 2023

Dear Stockholder:

On behalf of the Board of Directors of Mountain Crest Acquisition Corp. IV (“Mountain Crest,” the “Company” or “we”), I invite you to attend our Special Meeting of Stockholders (the “Special Meeting”). We hope you can join us. The Special Meeting will be held at [●] a.m. Eastern Time on June [●], 2023. The Company will be holding the Special Meeting as a virtual meeting via the following information:

Mountain Crest Acquisition Corp. IV Virtual Shareholder Meeting Information:

Meeting Date: June [●], 2023

Meeting Time: [●] a.m. Eastern Time

Special Meeting-meeting webpage (information, webcast, telephone access and replay):

https://www.cstproxy.com/[●]

Telephone access (listen-only):

Within the U.S. and Canada:

1 800-450-7155 (toll-free)

Outside of the U.S. and Canada:

+1 857-999-9155 (standard rates apply)

Conference ID: [●]

The Notice of Special Meeting of Stockholders, the Proxy Statement and the proxy card accompany this letter are also available at https://www.cstproxy.com/[●]. We are first mailing these materials to our stockholders on or about [●], 2023.

As discussed in the enclosed Proxy Statement, the purpose of the Special Meeting is to consider and vote upon the following proposals:

(i) Proposal 1 — A proposal to amend (the “Second Extension Amendment”) the Company’s amended and restated certificate of incorporation, as amended (the “Charter”), to extend the date by which the Company has to consummate a business combination from July 2, 2023 to January 2, 2024 (the “Extended Date”) in exchange for the Company depositing $250,000 into the Trust Fund as defined in the Charter (we refer to this proposal as the “Second Extension Amendment Proposal”). A copy of the proposed Second Extension Amendment is attached hereto as Annex A;

(ii) Proposal 2 — A proposal to direct the chairman of the special meeting to adjourn the Special Meeting to a later date or dates (the “Adjournment”), from time to time, at the request of the Chairman of the Special Meeting, (we refer to this proposal as the “Adjournment Proposal”).

The Company’s Charter provides that the Company has until July 2, 2023 (the “Termination Date”) to complete an initial business combination. The only way to extend the time for the Company to complete its initial business combination (the “Combination Period”) is to have a separate stockholder vote under the current Charter and Trust Agreement.

If the Second Extension Amendment Proposal is approved, the Company will have the right to extend the Combination Period from July 2, 2023 to January 2, 2024 in exchange for the Company depositing $250,000 into the Trust Fund as defined in the Charter.

As previously disclosed, on April 30, 2022, MCAF entered into that certain Agreement and Plan of Merger (as may be amended, supplemented or otherwise modified from time to time, the “Merger Agreement”), by and among MCAF, CH AUTO Inc., a Cayman Islands exempted company (“Pubco”), Ch-Auto Merger Sub Corp., a Delaware corporation and wholly owned subsidiary of Pubco (“Merger Sub”) and CH-AUTO TECHNOLOGY CORPORATION LTD., a company organized under the laws of the People’s Republic of China (“CH AUTO”), pursuant to which, among other things, MCAF, Pubco, Merger Sub and the Company intend to effect a merger of Merger Sub with and into MCAF whereby MCAF will be the surviving corporation (the “Surviving Corporation”) and a wholly owned subsidiary of Pubco (the “Merger”) in accordance with the Merger Agreement and the General Corporation Law of the State of Delaware (the “DGCL”). In connection with the Merger, the name of the Surviving Corporation shall be changed to CH Autotech USA, Inc. Following the Merger, Pubco expects its ordinary shares to be traded on the Nasdaq Stock Market. On December 23, 2022, MCAF disclosed that the parties to the Merger Agreement amended the Merger Agreement by executing an Amended and Restated Agreement and Plan of Merger, dated December 23, 2022 (the “A&R Merger Agreement”). All capitalized terms used herein and not defined shall have the meanings ascribed to them in the A&R Merger Agreement.

On March 1, 2023, MCAF, CH-AUTO, Pubco and Merger Sub entered into an amendment (the “Amendment”) to the A&R Merger Agreement. The Amendment provides that (i) instead of acquiring at least 90% of the CH AUTO, MCAF would only need to acquire at least 71.2184% of CH AUTO to consummate the Closing, (ii) immediately after the Closing, Pubco’s board of directors (the “Post-Closing Pubco Board”) will consist of five (5) members, among which one (1) person shall be designated by Sponsor, four (4) persons shall be designated by CH AUTO and at least two (2) persons of the Post-Closing Pubco Board shall qualify as independent directors under the Securities Act and Nasdaq rules, (iii) modified the timing of CH AUTO’s delivery of the Equityholder Allocation Schedule, (iv) simultaneously with and in exchange for the issuance of the CH AUTO Merger Consideration, but before the Closing of the Merger, Pubco’s subsidiary, CH-Auto (Hong Kong) Limited (“CH-Auto HK”), or a then-established wholly-owned PRC subsidiary of CH-Auto HK (together with CH-Auto HK, the “Holding Company”, as the context may require), shall acquire all the shares of CH AUTO’s equity securities (the “Company Common Stock”) held by each Company Reorganization Stockholder at par value or other value as agreed between the Holding Company and the Company Reorganization Stockholders (the “HK Share Purchase”); provided however, certain Company Reorganization Stockholders that are the directors, supervisors or senior executives of the Company (each a “DSO Stockholder” and together, the “DSO Stockholders”) shall each transfer up to 25% of the stocks of CH AUTO held by him or her due to restrictions under the PRC laws. Each DSO Stockholder shall further enter into a voting rights proxy agreement (the “Voting Rights Proxy Agreement”) and an economic rights transfer agreement (the “Economic Rights Transfer Agreement”) with the Holding Company (the “HK Voting Rights Entrustment”), pursuant to which each DSO Stockholder shall transfer and assign to the Holding Company (i) all of their respective voting rights in connection with the remaining shares of Company Common Stock held by them (the “DSO’s Remaining Shares”) pursuant to the Voting Rights Proxy Agreement and (ii) all of their economic rights, including the right to receive dividends, in connection the DSO’s Remaining Shares, pursuant to the Economic Rights Transfer Agreement. The Pubco Ordinary Shares issued to each DSO Shareholder in exchange for such DSO’s Remaining Shares, shall be subject to restrictions on transfer, conveyance, assignment and further encumbrance until the DSO Shareholder transfers and conveys the underlying shares of Company Common Stock to the Holding Company. Upon the completion of the HK Share Purchase, and after giving effect to the HK Voting Right Entrustment (the “Reorganization Closing”), the Holding Company shall (1) have the ability to direct, directly or indirectly, at least 71.2184% of the voting rights of all outstanding equity securities of CH AUTO entitled to vote, (2) own, directly or indirectly, at least 71.2184% of the economic rights of all the outstanding equity securities in CH AUTO, and (3) own, directly or indirectly own at least 37.8426% of the then-issued and outstanding equity interests in CH AUTO; (v) revised the definitions of Company Employee Option and Company FA Option, (vi) CH AUTO shall advance MCAF the aggregate amount of Seven Hundred and Fifty Thousand Dollars ($750,000) in two payments (the “Loans”) to fund the payment of the expenses incurred, in connection with two (2) extensions of the period of time for MCAF to consummate a business combination and for working capital for the Company; (vi) in the event CH AUTO funds the initial payment of the Loan, the Outside Date shall be extended from May 15, 2023 to July 2, 2023, (viii) revised the timing, steps and procedure for the Reorganization and (ix) permitted CH AUTO to convert outstanding debt from a lender in the amount of RMB 39 million into 15.6 million shares of CH AUTO, at a conversion price of RMB 2.5 per share. The transactions contemplated by the A&R Agreement and the Amendment are collectively referred to as the “Business Combination.”

On March 27, 2023, MCAF extended the time it has to complete its initial business combination from April 2, 2023 to July 2, 2023 by depositing $343,936 in to MCAF’s Trust Fund on March 29, 2023 (the “Extension Payment”). CH Auto Technology Corporation Ltd. (the “Target”) loaned MCAF $350,000 to fund the Extension Payment. On March 29, 2023, MCAF issued an unsecured promissory note in the aggregate principal amount of $350,000 (the “Note”) to the Target. Pursuant to the Note, the Target loaned MCAF an aggregate amount of $350,000 that is due and payable on the earlier of: (i) the date on which MCAF consummates an initial business combination with a target business, or (ii) the date MCAF liquidates if a business combination is not consummated. The Note does not bear interest. In the event that MCAF does not consummate a business combination, the Note will be forgiven, except to the extent of funds remaining outside of MCAF’s Trust Fund, if any. In addition, the Note may be converted at the closing of a business combination by MCAF into the its common stock or ordinary shares, at the Target’s option, at a price of $10.00 per share of common stock or ordinary share. The proceeds of the Note have been used by the Company to make a deposit $343,936 into the Trust Fund to extend the time period for the Company to consummate its initial business combination from April 2, 2023 to July 2, 2023.

The Company’s Board has unanimously (i) approved and declared advisable the Business Combination Agreement, the Mergers and the other transactions contemplated thereby, and (ii) resolved to recommend approval of the Business Combination Agreement and related matters by the stockholders of the Company. The Company will hold a meeting of stockholders to consider and approve the proposed Business Combination and a proxy statement/prospectus will be sent to all of the Company’s stockholders. The Company and other parties to the Business Combination Agreement are working towards satisfaction of the conditions to completion of the Business Combination, including the necessary filings with the U.S. Securities and Exchange Commission (the “SEC”) related to the transaction, but have determined that there will not be sufficient time before July 2, 2023, the Outside Date, to hold a special meeting to obtain the requisite stockholder approval of, and to consummate, the Business Combination. The Company’s management believes that it can close the Business Combination before January 2, 2024 (i.e., the end of the Combination Period).

If the Company’s Board otherwise determines that the Company will not be able to consummate an initial business combination by the Extended Date, the Company would wind up its affairs and redeem 100% of the outstanding public shares in accordance with the same procedures set forth below that would be applicable if the Second Extension Amendment Proposal is not approved.

Each of the Second Extension Amendment Proposal and the Adjournment Proposal is more fully described in the accompanying Proxy Statement.

You are not being asked to vote on any business combination at this time. If the Second Extension Amendment is implemented and you do not elect to redeem your public shares now, you will retain the right to vote on the Business Combination when it is submitted to stockholders and the right to redeem your public shares into a pro rata portion of the Trust Fund in the event a business combination is approved and completed (as long as your election is made at least two (2) business days prior to the meeting at which the stockholders’ vote is sought) or the Company has not consummated the business combination by the Extended Date.

In connection with the Second Extension Amendment, public stockholders may elect (the “Election”) to redeem their shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Fund, including interest not previously released to the Company to pay franchise and income taxes, divided by the number of then outstanding public shares, regardless of whether such public stockholders vote “FOR” or “AGAINST” the Second Extension Amendment Proposal and Adjournment Proposal, and an Election can also be made by public stockholders who do not vote, or do not instruct their broker or bank how to vote, at the Special Meeting. Public stockholders may make an Election regardless of whether such public stockholders were holders as of the record date. Each redemption of shares by our public stockholders will decrease the amount in our Trust Fund, which held approximately $[●] million of marketable securities as of [●], 2023. In addition, public stockholders who do not make the Election would be entitled to have their shares redeemed for cash if the Company has not completed a business combination by the Extended Date. Our sponsor, our officers and directors, hold the right to vote over an aggregate of 1,647,500 shares of common stock which include 1,437,500 shares of our common stock, which we refer to as the “Founder Shares,” that were issued prior to our initial public offering (“IPO”) and 210,000 shares of common stock that make part of the units, which we refer to as the “Private Units,” that were purchased by our sponsor in a private placement which occurred simultaneously with the completion of the IPO.

To exercise your redemption rights, you must tender your shares to the Company’s transfer agent at least two business days prior to the Special Meeting (or [●], 2023). You may tender your shares by either delivering your share certificate to the transfer agent or by delivering your shares electronically using the Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the shares from your account in order to exercise your redemption rights.

As of [●], 2023, there was approximately $[●] million in the Trust Fund, and the estimated redemption price is approximately $[●] per share, before deducting estimated taxes payable. The closing price of the Company’s common stock on [●], 2023 was $[●]. The Company cannot assure stockholders that they will be able to sell their shares of the Company’s common stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.

If the Second Extension Amendment Proposal is not approved and we do not consummate a business combination by July 2, 2023, as in accordance with our Charter, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Fund, including any interest not previously released to us (net of taxes payable), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no distribution from the Trust Fund with respect to our rights, which will expire worthless in the event of our winding up. In the event of a liquidation, our sponsor, our officers and directors and our other initial stockholders will not receive any monies held in the Trust Fund as a result of their ownership of the Founder Shares or the Private Units.

Subject to the foregoing, the affirmative vote of at least a majority of the Company’s outstanding common stock, including the Founder Shares, will be required to approve the Second Extension Amendment Proposal. Notwithstanding stockholder approval of the Second Extension Amendment, our Board will retain the right to abandon and not implement the Second Extension Amendment at any time without any further action by our stockholders.

Our Board has fixed the close of business on [●], 2023 as the date for determining the Company stockholders entitled to receive notice of and vote at the Special Meeting and any adjournments or postponements thereof. Only holders of record of the Company’s common stock on that date are entitled to have their votes counted at the Special Meeting or any adjournments or postponements thereof.

After careful consideration of all relevant factors, the Board has determined that each of the proposals are advisable and recommends that you vote or give instruction to vote “FOR” such proposals.

Enclosed is the Proxy Statement containing detailed information concerning the Second Extension Amendment at the Special Meeting. Whether or not you plan to attend the Special Meeting, we urge you to read this material carefully and vote your shares.

Sincerely,

/s/ Suying Liu
Suying Liu
Chief Executive Officer
[●], 2023

MOUNTAIN CREST ACQUISITION CORP. IV

311 West 43rd Street, 12th Floor

New York, NY 10036

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE [●], 2023

[●], 2023

To the Stockholders of Mountain Crest Acquisition Corp. IV:

NOTICE IS HEREBY GIVEN that a Special Meeting of Stockholders (the “Special Meeting”) of Mountain Crest Acquisition Corp. IV (“Mountain Crest,” the “Company” or “we”), a Delaware corporation, will be held on June [●], 2023, at [●] a.m. Eastern Time. The Company will be holding the Special Meeting as a virtual meeting via the following information:

Mountain Crest Acquisition Corp. IV Virtual Shareholder Meeting Information:

Meeting Date: June [●], 2023

Meeting Time: [●] a.m. Eastern Time

Special Meeting-meeting webpage (information, webcast, telephone access and replay):

https://www.cstproxy.com/[●]

Telephone access (listen-only):

Within the U.S. and Canada:

1 800-450-7155 (toll-free)

Outside of the U.S. and Canada:

+1 857-999-9155 (standard rates apply)

Conference ID: [●]

The purpose of the Special Meeting will be to consider and vote upon the following proposals:

1.	A proposal to amend (the “Second Extension Amendment”) the Company’s amended and restated certificate of incorporation, as amended (the “Charter”), to extend the date by which the Company has to consummate a business combination from July 2, 2023 to January 2, 2024 (the “Extended Date”) in exchange for the Company depositing $250,000 into the Trust Fund as defined in the Charter (we refer to this proposal as the “Second Extension Amendment Proposal”). A copy of the proposed Second Extension Amendment is attached hereto as Annex A;

2.	A proposal to direct the chairman of the special meeting to adjourn the special meeting to a later date or dates (the “Adjournment”), at the request of the Chairman of the special meeting (we refer to this proposal as the “Adjournment Proposal”); and

3.	To act on such other matters as may properly come before the Special Meeting or any adjournments or postponements thereof.

The Board of Directors has fixed the close of business on [●], 2023 as the record date for the Special Meeting and only holders of shares of record at that time will be entitled to notice of and to vote at the Special Meeting or any adjournments or postponements thereof.

By Order of the Board of Directors

/s/ Suying Liu
Chief Executive Officer

New York, New York

[●], 2023

IMPORTANT

IF YOU CANNOT PERSONALLY ATTEND THE SPECIAL MEETING, IT IS REQUESTED THAT YOU INDICATE YOUR VOTE ON THE ISSUES INCLUDED ON THE ENCLOSED PROXY AND DATE, SIGN AND MAIL IT IN THE ENCLOSED SELF-ADDRESSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES OF AMERICA.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON May 12, 2023. THIS PROXY STATEMENT TO THE STOCKHOLDERS WILL BE AVAILABLE AT https://www.cstproxy.com/[●].

MOUNTAIN CREST ACQUISITION CORP. IV

311 West 43rd Street, 12th Floor

New York, NY 10036

PROXY STATEMENT

FOR

SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD JUNE [●], 2023

FIRST MAILED ON OR ABOUT JUNE [●], 2023

Date, Time and Place of the Special Meeting

The enclosed proxy is solicited by the Board of Directors (the “Board”) of Mountain Crest Acquisition Corp. IV (the “Company,” or “we”), a Delaware corporation, in connection with the Special Meeting of Stockholders to be held on June [●], 2023 at [●] a.m. Eastern time for the purposes set forth in the accompanying Notice of Meeting. The Company will be holding the Special Meeting, and any adjournments or postponements thereof, as a virtual meeting via the following information:

Mountain Crest Acquisition Corp. IV Virtual Shareholder Meeting Information:

Meeting Date: June [●], 2023

Meeting Time: [●] a.m. Eastern Time

Special Meeting-meeting webpage (information, webcast, telephone access and replay):

https://www.cstproxy.com/[●]

Telephone access (listen-only):

Within the U.S. and Canada:

1 800-450-7155 (toll-free)

Outside of the U.S. and Canada:

+1 857-999-9155 (standard rates apply)

Conference ID: [●]

The principal executive office of the Company is 311 West 43rd Street, 12th Floor, New York, NY 10036 and its telephone number, including area code, is (646) 493-6558.

Forward Looking Statements

This Proxy Statement (this “Proxy Statement”) contain certain “forward-looking statements” within the meaning of “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, as amended. Forward-looking statements can be identified by words such as: “target,” “believe,” “expect,” “will,” “shall,” “may,” “anticipate,” “estimate,” “would,” “positioned,” “future,” “forecast,” “intend,” “plan,” “project” and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Examples of forward-looking statements include, among others, statements made in this Proxy Statement regarding the proposed transactions contemplated by the Business Combination Agreement, including the benefits of the Business Combination, integration plans, expected synergies and revenue opportunities, anticipated future financial and operating performance and results, including estimates for growth, the expected management and governance of the combined company, and the expected timing of the Business Combination. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on the Company and CH AUTO’s managements’ current beliefs, expectations and assumptions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. Actual results and outcomes may differ materially from those indicated in the forward- looking statements. Therefore, you should not rely on any of these forward-looking statements. Important factors that could cause actual results and outcomes to differ materially from those indicated in the forward- looking statements include, among others, the following: (1) the occurrence of any event, change, or other circumstances that could give rise to the termination of the Business Combination Agreement; (2) the outcome of any legal proceedings that may be instituted against CH AUTO and the Company following the announcement of the Business Combination Agreement and the transactions contemplated therein; (3) the inability to complete the proposed business combination, including due to failure to obtain approval of the stockholders of CH AUTO and the Company, certain regulatory approvals, or satisfy other conditions to closing in the Business Combination Agreement; (4) the occurrence of any event, change, or other circumstance that could give rise to the termination of the Business Combination Agreement or could otherwise cause the transaction to fail to close; (5) the impact of the COVID-19 pandemic on CH AUTO’s business and/or the ability of the parties to complete the proposed business combination; (6) the inability to obtain the listing of Holdco’s ordinary shares on Nasdaq following the proposed business combination; (7) the risk that the proposed business combination disrupts current plans and operations as a result of the announcement and consummation of the proposed business combination; (8) the ability to recognize the anticipated benefits of the proposed business combination, which may be affected by, among other things, competition, the ability of CH AUTO to grow and manage growth profitably, and retain its key employees; (9) costs related to the proposed business combination; (10) changes in applicable laws or regulations; (11) the possibility that CH AUTO or the Company may be adversely affected by other economic, business, and/or competitive factors; (12) risks relating to the uncertainty of the projected financial information with respect to CH AUTO; (13) risks related to the organic and inorganic growth of CH AUTO’s business and the timing of expected business milestones; (14) the amount of redemption requests made by the Company’s stockholders; and (15) other risks and uncertainties indicated from time to time in the final prospectus of the Company for its initial public offering and the Registration Statement relating to the proposed business combination, including those under “Risk Factors” therein, and in the Company’s other filings with the SEC. The Company cautions that the foregoing list of factors is not exclusive. CH AUTO and the Company caution readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. CH AUTO and the Company do not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in their expectations or any change in events, conditions, or circumstances on which any such statement is based.

Purpose of the Special Meeting

At the Special Meeting, you will be asked to consider and vote upon the following matters:

1.	Proposal 1 — A proposal to amend (the “Second Extension Amendment”) the Company’s amended and restated certificate of incorporation (the “Charter”), to extend the date by which the Company has to consummate a business combination from July 2, 2023 to January 2, 2024 (the “Extended Date”) in exchange for the Company depositing $250,000 into the Trust Fund as defined in the Charter (we refer to this proposal as the “Second Extension Amendment Proposal”). A copy of the proposed Second Extension Amendment is attached hereto as Annex A;

2.	Proposal 2 — A proposal to adjourn the Special Meeting to a later date or dates (the “Adjournment”) at the request of the Chairman of the Special Meeting, (we refer to this proposal as the “Adjournment Proposal”); and

3.	To act on such other matters as may properly come before the Special Meeting or any adjournments or postponements thereof.

The Company’s Charter and Trust Agreement provide that the Company has the right to extend the time for the Company to complete its initial business combination (the “Combination Period”) from January 2, 2023 to July 2, 2023. The only way to extend the Combination Period from July 2, 2023 to January 2, 2024 is to have a separate stockholder vote to amend the current Charter.

If the Second Extension Amendment Proposal is approved, the Company will still have the right to extend the Combination Period from July 2, 2023 to January 2, 2024 in exchange for the Company depositing $250,000 into the Trust Fund as defined in the Charter.

As previously disclosed, on April 30, 2022, MCAF entered into that certain Agreement and Plan of Merger (as may be amended, supplemented or otherwise modified from time to time, the “Merger Agreement”), by and among MCAF, CH AUTO Inc., a Cayman Islands exempted company (“Pubco”), Ch-Auto Merger Sub Corp., a Delaware corporation and wholly owned subsidiary of Pubco (“Merger Sub”) and CH-AUTO TECHNOLOGY CORPORATION LTD., a company organized under the laws of the People’s Republic of China (“CH AUTO”), pursuant to which, among other things, MCAF, Pubco, Merger Sub and the Company intend to effect a merger of Merger Sub with and into MCAF whereby MCAF will be the surviving corporation (the “Surviving Corporation”) and a wholly owned subsidiary of Pubco (the “Merger”) in accordance with the Merger Agreement and the General Corporation Law of the State of Delaware (the “DGCL”). In connection with the Merger, the name of the Surviving Corporation shall be changed to CH Autotech USA, Inc. Following the Merger, Pubco expects its ordinary shares to be traded on the Nasdaq Stock Market. On December 23, 2022, MCAF disclosed that the parties to the Merger Agreement amended the Merger Agreement by executing an Amended and Restated Agreement and Plan of Merger, dated December 23, 2022 (the “A&R Merger Agreement”). All capitalized terms used herein and not defined shall have the meanings ascribed to them in the A&R Merger Agreement.

On March 1, 2023, MCAF, CH-AUTO, Pubco and Merger Sub entered into an amendment (the “Amendment”) to the A&R Merger Agreement. The Amendment provides that (i) instead of acquiring at least 90% of the CH AUTO, MCAF would only need to acquire at least 71.2184% of CH AUTO to consummate the Closing, (ii) immediately after the Closing, Pubco’s board of directors (the “Post-Closing Pubco Board”) will consist of five (5) members, among which one (1) person shall be designated by Sponsor, four (4) persons shall be designated by CH AUTO and at least two (2) persons of the Post-Closing Pubco Board shall qualify as independent directors under the Securities Act and Nasdaq rules, (iii) modified the timing of CH AUTO’s delivery of the Equityholder Allocation Schedule, (iv) simultaneously with and in exchange for the issuance of the CH AUTO Merger Consideration, but before the Closing of the Merger, Pubco’s subsidiary, CH-Auto (Hong Kong) Limited (“CH-Auto HK”), or a then-established wholly-owned PRC subsidiary of CH-Auto HK (together with CH-Auto HK, the “Holding Company”, as the context may require), shall acquire all the shares of CH AUTO’s equity securities (the “Company Common Stock”) held by each Company Reorganization Stockholder at par value or other value as agreed between the Holding Company and the Company Reorganization Stockholders (the “HK Share Purchase”); provided however, certain Company Reorganization Stockholders that are the directors, supervisors or senior executives of the Company (each a “DSO Stockholder” and together, the “DSO Stockholders”) shall each transfer up to 25% of the stocks of CH AUTO held by him or her due to restrictions under the PRC laws. Each DSO Stockholder shall further enter into a voting rights proxy agreement (the “Voting Rights Proxy Agreement”) and an economic rights transfer agreement (the “Economic Rights Transfer Agreement”) with the Holding Company (the “HK Voting Rights Entrustment”), pursuant to which each DSO Stockholder shall transfer and assign to the Holding Company (i) all of their respective voting rights in connection with the remaining shares of Company Common Stock held by them (the “DSO’s Remaining Shares”) pursuant to the Voting Rights Proxy Agreement and (ii) all of their economic rights, including the right to receive dividends, in connection the DSO’s Remaining Shares, pursuant to the Economic Rights Transfer Agreement. The Pubco Ordinary Shares issued to each DSO Shareholder in exchange for such DSO’s Remaining Shares, shall be subject to restrictions on transfer, conveyance, assignment and further encumbrance until the DSO Shareholder transfers and conveys the underlying shares of Company Common Stock to the Holding Company. Upon the completion of the HK Share Purchase, and after giving effect to the HK Voting Right Entrustment (the “Reorganization Closing”), the Holding Company shall (1) have the ability to direct, directly or indirectly, at least 71.2184% of the voting rights of all outstanding equity securities of CH AUTO entitled to vote, (2) own, directly or indirectly, at least 71.2184% of the economic rights of all the outstanding equity securities in CH AUTO, and (3) own, directly or indirectly own at least 37.8426% of the then-issued and outstanding equity interests in CH AUTO; (v) revised the definitions of Company Employee Option and Company FA Option, (vi) CH AUTO shall advance MCAF the aggregate amount of Seven Hundred and Fifty Thousand Dollars ($750,000) in two payments (the “Loans”) to fund the payment of the expenses incurred, in connection with two (2) extensions of the period of time for MCAF to consummate a business combination and for working capital for the Company; (vi) in the event CH AUTO funds the initial payment of the Loan, the Outside Date shall be extended from May 15, 2023 to July 2, 2023, (viii) revised the timing, steps and procedure for the Reorganization and (ix) permitted CH AUTO to convert outstanding debt from a lender in the amount of RMB 39 million into 15.6 million shares of CH AUTO, at a conversion price of RMB 2.5 per share. The transactions contemplated by the A&R Agreement and the Amendment are collectively referred to as the “Business Combination.”

On March 27, 2023, MCAF extended the time it has to complete its initial business combination from April 2, 2023 to July 2, 2023 by depositing $343,936 in to MCAF’s Trust Fund on March 29, 2023 (the “Extension Payment”). CH Auto Technology Corporation Ltd. (the “Target”) loaned MCAF $350,000 to fund the Extension Payment. On March 29, 2023, MCAF issued an unsecured promissory note in the aggregate principal amount of $350,000 (the “Note”) to the Target. Pursuant to the Note, the Target loaned MCAF an aggregate amount of $350,000 that is due and payable on the earlier of: (i) the date on which MCAF consummates an initial business combination with a target business, or (ii) the date MCAF liquidates if a business combination is not consummated. The Note does not bear interest. In the event that MCAF does not consummate a business combination, the Note will be forgiven, except to the extent of funds remaining outside of MCAF’s Trust Fund, if any. In addition, the Note may be converted at the closing of a business combination by MCAF into the its common stock or ordinary shares, at the Target’s option, at a price of $10.00 per share of common stock or ordinary share. The proceeds of the Note have been used by the Company to make a deposit $343,936 into the Trust Fund to extend the time period for the Company to consummate its initial business combination from April 2, 2023 to July 2, 2023.

The Company’s Board has unanimously (i) approved and declared advisable the Business Combination Agreement, the Mergers and the other transactions contemplated thereby, and (ii) resolved to recommend approval of the Business Combination Agreement and related matters by the stockholders of the Company. The Company will hold a meeting of stockholders to consider and approve the proposed Business Combination and a proxy statement/prospectus will be sent to all of the Company’s stockholders. The Company and other parties to the Business Combination Agreement are working towards satisfaction of the conditions to completion of the Business Combination, including the necessary filings with the SEC related to the transaction, but have determined that there will not be sufficient time before July 2, 2023, the Outside Date, to hold a special meeting (the “Merger Meeting”) to obtain the requisite stockholder approval of, and/or to consummate, the Business Combination. The Company’s management believes that it can close the Business Combination before January 2, 2024 (i.e., the end of the Combination Period).

If the Company’s Board otherwise determines that the Company will not be able to consummate an initial business combination by the Extended Date, the Company would wind up its affairs and redeem 100% of the outstanding public shares in accordance with the same procedures set forth below that would be applicable if the Second Extension Amendment Proposal is not approved.

Each of the Second Extension Amendment Proposal and the Adjournment Proposal is more fully described in the accompanying Proxy Statement.

You are not being asked to vote on any business combination at this time. If the Second Extension Amendment is implemented and you do not elect to redeem your public shares now, you will retain the right to vote on the Business Combination when it is submitted to stockholders and the right to redeem your public shares into a pro rata portion of the Trust Fund in the event a business combination is approved and completed (as long as your election is made at least two (2) business days prior to the meeting at which the stockholders’ vote is sought) or the Company has not consummated the business combination by the Extended Date.

In connection with the Second Extension Amendment, public stockholders may elect (the “Election”) to redeem their shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Fund, including interest not previously released to the Company to pay franchise and income taxes, divided by the number of then outstanding public shares, regardless of whether such public stockholders vote “FOR” or “AGAINST” the Second Extension Amendment Proposal and Adjournment Proposal, and an Election can also be made by public stockholders who do not vote, or do not instruct their broker or bank how to vote, at the Special Meeting. Public stockholders may make an Election regardless of whether such public stockholders were holders as of the record date. If the Second Extension Amendment Proposal is approved by the requisite vote of stockholders, the remaining holders of public shares will retain their right to redeem their public shares when the Business Combination is submitted to the stockholders, subject to any limitations set forth in our Charter, as amended by the Second Extension Amendment (as long as their election is made at least two (2) business days prior to the meeting at which the stockholders’ vote is sought). Each redemption of shares by our public stockholders will decrease the amount in our Trust Fund, which held approximately $[●] million of marketable securities as of [●], 2023. In addition, public stockholders who do not make the Election would be entitled to have their shares redeemed for cash if the Company has not completed a business combination by the Extended Date. Mountain Crest Global Holdings LLC (the “Sponsor”), our officers and directors, hold the right to vote over an aggregate of 1,647,500 shares of common stock which include 1,437,500 shares of our common stock, which we refer to as the “Founder Shares,” that were issued prior to our initial public offering (“IPO”) and 210,000 shares of common stock that make part of the units, which we refer to as the “Private Units”, that were purchased by our Sponsor in a private placement which occurred simultaneously with the completion of the IPO.

To exercise your redemption rights, you must tender your shares to the Company’s transfer agent at least two business days prior to the Special Meeting (or [●], 2023). You may tender your shares by either delivering your share certificate to the transfer agent or by delivering your shares electronically using the Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the shares from your account in order to exercise your redemption rights.

As of [●], 2023, there was approximately $[●] million in the Trust Fund. The closing price of the Company’s common stock (“Common Stock”) on [●], 2023 was $[●]. The Company cannot assure stockholders that they will be able to sell their shares of the Company’s Common Stock in the open market, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.

If the Second Extension Amendment is not approved and we do not consummate a business combination by July 2, 2023, as in accordance with our Charter, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Fund, including any interest not previously released to us (net of taxes payable), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no distribution from the Trust Fund with respect to our rights, which will expire worthless in the event of our winding up. In the event of a liquidation, our Sponsor, our officers and directors and our other initial stockholders will not receive any monies held in the Trust Fund as a result of their ownership of the Founder Shares or the Private Units.

Subject to the foregoing, the affirmative vote of at least a majority of the Company’s outstanding Common Stock, including the Founder Shares, will be required to approve the Second Extension Amendment Proposal. Notwithstanding stockholder approval of the Second Extension Amendment, our Board will retain the right to abandon and not implement the Second Extension Amendment at any time without any further action by our stockholders.

Our Board has fixed the close of business on [●], 2023 as the date for determining the Company stockholders entitled to receive notice of and vote at the Special Meeting and any adjournments or postponements thereof. Only holders of record of the Company’s Common Stock on that date are entitled to have their votes counted at the Special Meeting or any adjournments or postponements thereof.

After careful consideration of all relevant factors, the Board has determined that each of the proposals are advisable and recommends that you vote or give instruction to vote “FOR” such proposals.

Voting Rights and Revocation of Proxies

The record date with respect to this solicitation is the close of business on [●], 2023 (the “Record Date”) and only stockholders of record at that time will be entitled to vote at the Special Meeting and any adjournments or postponements thereof.

The shares of the Company’s Common Stock represented by all validly executed proxies received in time to be taken to the Special Meeting and not previously revoked will be voted at the meeting. This proxy may be revoked by the stockholder at any time prior to its being voted by filing with the Secretary of the Company either a notice of revocation or a duly executed proxy bearing a later date. We intend to release this Proxy Statement and the enclosed proxy card to our stockholders on or about [●], 2023.

Dissenters’ Right of Appraisal

Holders of shares of our Common Stock do not have appraisal rights under Delaware law or under the governing documents of the Company in connection with this solicitation.

Outstanding Shares and Quorum

The number of outstanding shares of Common Stock entitled to vote at the Special Meeting is [●], assuming no shares will be redeemed at the Merger Meeting. Each share of Common Stock is entitled to one vote. The presence in person or by proxy at the Special Meeting of the holders of [●] shares (assuming no shares will be redeemed at the Merger Meeting), or a majority of the shares of capital stock issued and outstanding and entitled to vote, represented in person or by proxy, shall constitute a quorum. There is no cumulative voting. Shares that abstain or for which the authority to vote is withheld on certain matters (so- called “broker non-votes”) will be treated as present for quorum purposes on all matters.

Broker Non-Votes

Holders of shares of our Common Stock that are held in street name must instruct their bank or brokerage firm that holds their shares how to vote their shares. If a stockholder does not give instructions to his or her bank or brokerage firm, it will nevertheless be entitled to vote the shares with respect to “routine” items, but it will not be permitted to vote the shares with respect to “non-routine” items. In the case of a non- routine item, such shares will be considered “broker non-votes” on that proposal.

Proposal 1 (Second Extension Amendment) is a matter that we believe will be considered “non-routine.”

Proposal 2 (Adjournment) is a matter that we believe will be considered “routine.”

Banks or brokerages cannot use discretionary authority to vote shares on Proposal 1 if they have not received instructions from their clients. Please submit your vote instruction form so your vote is counted.

Required Votes for Each Proposal to Pass

Assuming the presence of a quorum at the Special Meeting:

Proposal	Votes Required	Broker Discretionary Vote Allowed
Second Extension Amendment	Majority of outstanding shares	No
Adjournment	Majority of the outstanding shares represented by virtual attendance or by proxy and entitled to vote thereon at the Special Meeting	Yes

Abstentions and broker non-votes will count as a vote against the first proposal, but will not have an effect on the Adjournment Proposal assuming a quorum is present.

Factors to Consider

When you consider the recommendation of our board, you should consider, among other things, the following benefits and detriments of the proposals to you as the public stockholders:

●	If the Second Extension Amendment Proposal is approved and the Company extends the Combination Period to January 2, 2024, no redemption amount will be added to the Trust Fund.

●	As of today, Mountain Crest Global Holdings LLC (the “Sponsor”) has made an interest-free loan in the aggregate amount of $300,000 to the Company. The loan will be repaid at the closing of the business combination, and therefore, funds available to the post-combination company will be reduced by that same amount. No funds from the Trust Fund would be used to repay such loans in the event of our liquidation.

●	Public stockholders may seek to have their shares redeemed regardless of whether they vote for or against the proposals and whether or not they are holders of our Common Stock as of the Record Date. (See “Conversion Rights” below).

●	Each redemption of shares by our public stockholders will decrease the amount in our Trust Fund, which held approximately $20.1 million of marketable securities as of [●], 2023.

Interests of the Company’s Directors and Officers

When you consider the recommendation of our Board, you should keep in mind that the Sponsor, officers and directors have interests that may be different from, or in addition to, your interests as a stockholder. These interests include, among other things:

●	On March 2, 2021, the Company’s insiders, including the Sponsor, purchased an aggregate of 1,437,500 shares of Common Stock for an aggregate purchase price of $25,000. If the Company does not consummate the Business Combination by July 2, 2023, or as otherwise set forth in the Charter, the Company will be required to dissolve and liquidate. In such event, the 1,437,500 shares of Common Stock held by the initial stockholders, which were acquired prior to the IPO for an aggregate purchase price of $25,000, will be worthless. Such shares had an aggregate market value of approximately $[●] million based on the closing price of Common Stock of $[●] on Nasdaq as of [●], 2023.

●	On July 2, 2021, simultaneously with the closing of the IPO, the Company consummated the private placement (“Private Placement”) of 195,000 units (the “Private Units”) to the Sponsor at a price of $10.00 per Private Unit, generating total proceeds of $1,950,000. Subsequently, on July 6, 2021, simultaneously with the sale of the over-allotment units in the IPO, the Company consummated the private sale of an additional 15,000 Private Units to the Sponsor. If the Company does not consummate the Business Combination by July 2, 2023, or as otherwise set forth in the Charter, Mountain Crest will be required to dissolve and liquidate. In such event, the 210,000 Private Units purchased by the Sponsor for a total purchase price of $2,100,000, will be worthless. Such Private Units had an aggregate market value of approximately $[●] million based on the closing price of the Company’s public unit of $[●] on Nasdaq as of [●], 2023.

●	The exercise of the Company’s directors’ and officers’ discretion in agreeing to changes or waivers in the terms of the Business Combination may result in a conflict of interest when determining whether such changes or waivers are appropriate and in the Company’s stockholders’ best interests.

●	The Sponsor will benefit from the completion of a business combination and may be incentivized to complete an acquisition of a less favorable target company or on terms less favorable to shareholders rather than liquidate.

●	Unless the Stock Escrow Agreement is terminated, with certain limited exceptions, 50% of the Company’s founder shares will not be transferred, assigned, sold or released from escrow until the earlier of six months after the date of the consummation of our initial business combination and the date the closing price of our Common Stock equals or exceeds $12.50 per share (as adjusted for stock splits, stock dividends, reorganizations and recapitalizations) for any 20 trading days within any 30-trading day period commencing after our initial business combination and the remaining 50% of the insider shares will not be transferred, assigned, sold or released from escrow until six months after the date of the consummation of our initial business combination or earlier in either case if, subsequent to our initial business combination, we complete a liquidation, merger, stock exchange or other similar transaction which results in all of our shareholders having the right to exchange their shares of Common Stock for cash, securities or other property;

●	In order to fund working capital deficiencies or finance transaction costs in connection with a Business Combination, Mountain Crest’s insiders, officers and directors or their affiliates may, but are not obligated to, loan Mountain Crest funds, from time to time or at any time, in whatever amount they deem reasonable in their sole discretion. If Mountain Crest completes a Business Combination, Mountain Crest may repay such loaned amounts out of the proceeds of the Trust Fund released to us. In the event that a Business Combination does not close, Mountain Crest may use a portion of the working capital held outside the Trust Fund to repay such loaned amounts, but no proceeds from Mountain Crest’s Trust Fund would be used for such repayment. Up to $1,500,000 of such loans may be convertible into private units, at a price of $10.00 per Unit, at the option of the lender. These private units would be identical to the Private Units. As of May [●], 2023, the Sponsor had loaned to Mountain Crest an aggregate of $200,000.

●	If an initial business combination is not completed, the Sponsor will lose an aggregate of approximately $[●] million, comprised of the following:

●	approximately $[●] million (based on the closing price of $[●] per share of Mountain Crest Common Stock on the Nasdaq Stock Market as of [●], 2023) of the 1,431,500 Founder Shares it holds;

●	approximately $[●] million (based on the closing price of $[●] per public unit on the Nasdaq Stock Market as of [●]) of the 210,000 Private Units it holds;

●	repayment of an interest-free extension loan of $[●], which will be forgiven, except to the extent of any funds held outside of the Trust Fund, by the Sponsor or its affiliates if Mountain Crest is unable to consummate an initial business combination during the Combination Period.

●	At the special meeting of stockholders held on December 15, 2022, MCAF’s stockholders approved the proposal to amend MCAF’s Amended and Restated Certificate of Incorporation to extend the time period MCAF has to consummate its Business Combination for three months, from January 2, 2023 to April 2, 2023, plus an option for MCAF to further extend such date to July 2, 2023 and to be further extended to the extent MCAF’s Amended and Restated Certificate of Incorporation is amended to extend the Business Combination Period. The Company deposited $581,000 into the Trust Fund to extend the time period MCAF has to consummate its Business Combination for three months from January 2, 2023 to April 2, 2023. In connection with the stockholders’ vote, there were 2,432,520 shares tendered for redemption for an aggregate cash payment of $24.5 million. The Company deposited $343,936 into the Trust Fund on March 29, 2023, to extend the time period MCAF has to consummate its Business Combination for three months from April 2, 2023 to July 2, 2023. We refer to the amendments to the certificate of incorporation and to the Trust Agreement collectively as the “Extension Amendments.”

●	As a result of the Extension Amendments, Mountain Crest has extended the Combination Period January 2, 2023 to July 2, 2023, by depositing an aggregate amount of $924,936 into the Trust Fund for the benefit of the public stockholders for the extension.

Additionally, if the Second Extension Amendment Proposal is approved and the Second Extension Amendment is implemented and the Company consummates an initial business combination, the officers and directors may have additional interests that would be described in the proxy statement for such transaction.

We may not be able to complete an initial business combination with a U.S. target company since such initial business combination may be subject to U.S. foreign investment regulations and review by a U.S. government entity such as the Committee on Foreign Investment in the United States (“CFIUS”), or ultimately prohibited.

One of our directors is a citizen of a country other than the United States. In addition, CH Auto, the company with which we entered into the Business Combination Agreement is a private company limited by shares incorporated in Singapore with operations in Singapore and certain of its directors are citizens of countries other than the United States. While we believe that the nature of the Company’s business, and the nature of the businesses of CH Auto should not make the transaction subject to U.S. foreign regulations or review by a U.S. government entity, it is possible that the Business Combination may be subject to a CFIUS review, the scope of which was expanded by the Foreign Investment Risk Review Modernization Act of 2018 (“FIRRMA”), to include certain non-passive, non-controlling investments in sensitive U.S. businesses and certain acquisitions of real estate even with no underlying U.S. business. FIRRMA, and subsequent implementing regulations that are now in force, also subjects certain categories of investments to mandatory filings. If the Business Combination falls within CFIUS’s jurisdiction, we may determine that we are required to make a mandatory filing or that we will submit a voluntary notice to CFIUS, or to proceed with the initial business combination without notifying CFIUS and risk CFIUS intervention, before or after closing the initial business combination. CFIUS may decide to block or delay our initial business combination, impose conditions to mitigate national security concerns with respect to such initial business combination or order us to divest all or a portion of a U.S. business of the combined company without first obtaining CFIUS clearance, which may limit the attractiveness of or prevent us from pursuing certain initial business combination opportunities that we believe would otherwise be beneficial to us and our shareholders. As a result, the pool of potential targets with which we could complete an initial business combination may be limited and we may be adversely affected in terms of competing with other special purpose acquisition companies which do not have similar foreign ownership issues.

Moreover, the process of government review, whether by the CFIUS or otherwise, could be lengthy and we have limited time to complete our initial business combination. If we cannot complete our initial business combination by July 2, 2023 (or January 2, 2024 if the Second Extension Amendment Proposal is approved by the shareholders and the Company extends the Combination Period to the fullest extent) because the review process drags on beyond such timeframe or because our initial business combination is ultimately prohibited by CFIUS or another U.S. government entity, we may be required to liquidate. This will also cause you to lose the investment opportunity in a target company and the chance of realizing future gains on your investment through any price appreciation in the combined company.

Mountain Crest may be subject to the Excise Tax included in the Inflation Reduction Act of 2022 in connection with redemptions of Mountain Crest Common Stock after December 31, 2022.

On August 16, 2022, President Biden signed into law the Inflation Reduction Act of 2022 (the “IR Act”), which, among other things, imposes a 1% excise tax on any publicly traded domestic corporation that repurchases its stock after December 31, 2022 (the “Excise Tax”). The Excise Tax is imposed on the fair market value of the repurchased stock, with certain exceptions. Because Mountain Crest is a Delaware corporation and because its securities trade on Nasdaq, Mountain Crest is a “covered corporation” within the meaning of the IR Act. While not free from doubt, absent any further guidance from the U.S. Department of the Treasury (the “Treasury”), who has been given authority to provide regulations and other guidance to carry out and prevent the abuse or avoidance of the Excise Tax, the Excise Tax may apply to any redemptions of Mountain Crest Common Stock after December 31, 2022, including redemptions in connection with an initial business combination, extension vote or otherwise, unless an exemption is available. The Excise Tax would be payable by the Company and not by the redeeming holders. Generally, issuances of securities by Mountain Crest in connection with an initial business combination transaction (including any PIPE transaction at the time of an initial business combination), as well as any other issuances of securities not in connection with an initial business combination, would be expected to reduce the amount of the Excise Tax in connection with redemptions occurring in the same calendar year.

Whether and to what extent the Company would be subject to the Excise Tax in connection with a business combination, extension vote or otherwise would depend on a number of factors, including (i) the fair market value of the redemptions and repurchases in connection with the business combination, extension vote or otherwise, (ii) the structure of a business combination, (iii) the nature and amount of any “PIPE” or other equity issuances in connection with a business combination (or otherwise issued not in connection with a business combination but issued within the same taxable year of a business combination) and (iv) the content of regulations and other guidance from the Treasury. However, because Holdco, and not Mountain Crest, will be issuing securities in connection with the Business Combination, based on recently issued interim guidance from the Internal Revenue Service and Treasury, such issuances will not qualify to reduce the amount of the Excise Tax. Consequently, the Excise Tax may make a transaction with Mountain Crest less appealing to potential business combination targets. Finally, based on recently issued interim guidance from the Internal Revenue Service and Treasury, subject to certain exceptions, the Excise Tax should not apply in the event of our complete liquidation.

Payment of the Excise Tax if the Company is subject to the Excise Tax.

We shall not be permitted to use the proceeds placed in the Trust Fund and the interests earned thereon to pay any excise taxes imposed under the IR Act on any redemptions or stock buybacks by the Company. In the event an Excise Tax is imposed on us pursuant to the IR Act in relation to a redemption of securities as described in the registration statement or otherwise, and such tax has not been paid by us to the applicable regulatory authority on or prior to the due date for such a tax, our Sponsor agrees to promptly (but in any event sufficiently prior to the due date for such tax to assure timely payment thereof) either directly pay such tax on behalf of us or advance to us such funds as necessary and appropriate to allow us to pay such tax timely. Our Sponsor agrees not to seek recourse from the Trust Fund for such tax payment.

Voting Procedures

Each share of our Common Stock that you own in your name entitles you to one vote on each of the proposals for the Special Meeting. Your proxy card shows the number of shares of our Common Stock that you own.

●	You can vote your shares in advance of the Special Meeting by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided. If you hold your shares in “street name” through a broker, bank or other nominee, you will need to follow the instructions provided to you by your broker, bank or other nominee to ensure that your shares are represented and voted at the Special Meeting. If you vote by proxy card, your “proxy,” whose name is listed on the proxy card, will vote your shares as you instruct on the proxy card. If you sign and return the proxy card but do not give instructions on how to vote your shares, your shares of our Common Stock will be voted as recommended by our Board. Our Board recommends voting “FOR” the Second Extension Amendment Proposal and the Adjournment Proposal.

●	You can attend the Special Meeting virtually and vote telephonically even if you have previously voted by submitting a proxy. However, if your shares of Common Stock are held in the name of your broker, bank or other nominee, you must get a proxy from the broker, bank or other nominee. That is the only way we can be sure that the broker, bank or nominee has not already voted your shares of Common Stock.

Solicitation of Proxies

Your proxy is being solicited by our Board on the proposals being presented to stockholders at the Special Meeting. The Company has agreed to pay Advantage Proxy its customary fee and out-of-pocket expenses. The Company will reimburse Advantage Proxy for reasonable out-of-pocket expenses and will indemnify Advantage Proxy and its affiliates against certain claims, liabilities, losses, damages and expenses. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. You may contact Advantage Proxy at:

Advantage Proxy

P.O. Box 13581

Des Moines, WA 98198

Toll Free: 877-870-8565

Collect: 206-870-8565

The cost of preparing, assembling, printing and mailing this Proxy Statement and the accompanying form of proxy, and the cost of soliciting proxies relating to the Special Meeting, will be borne by the Company.

Some banks and brokers have customers who beneficially own Common Stock listed of record in the names of nominees. We intend to request banks and brokers to solicit such customers and will reimburse them for their reasonable out-of-pocket expenses for such solicitations. If any additional solicitation of the holders of our outstanding Common Stock is deemed necessary, we (through our directors and officers) anticipate making such solicitation directly.

Delivery of Proxy Materials to Households

Only one copy of this Proxy Statement will be delivered to an address where two or more stockholders reside with the same last name or whom otherwise reasonably appear to be members of the same family based on the stockholders’ prior express or implied consent.

We will deliver promptly upon written or oral request a separate copy of this Proxy Statement. If you share an address with at least one other stockholder, currently receive one copy of our Proxy Statement at your residence, and would like to receive a separate copy of our Proxy Statement for future stockholder meetings of the Company, please specify such request in writing and send such written request to Mountain Crest Acquisition Corp. V, 311 West 43rd Street, 12th Floor, New York, NY 10036; Attention: Secretary, or call the Company promptly at (646) 493-6558.

If you share an address with at least one other stockholder and currently receive multiple copies of our Proxy Statement, and you would like to receive a single copy of our Proxy Statement, please specify such request in writing and send such written request to Mountain Crest Acquisition Corp. V, 311 West 43rd Street, 12th Floor, New York, NY 10036; Attention: Secretary.

Conversion Rights

Pursuant to our currently existing charter, any holders of our public shares may demand that such shares be converted for a pro rata share of the aggregate amount on deposit in the Trust Fund, less taxes payable, calculated as of two business days prior to the Special Meeting. Public stockholders may seek to have their shares redeemed regardless of whether they vote for or against the proposals and whether or not they are holders of our Common Stock as of the Record Date. If you properly exercise your conversion rights, your shares will cease to be outstanding and will represent only the right to receive a pro rata share of the aggregate amount on deposit in the Trust Fund which holds the proceeds of our IPO (calculated as of two business days prior to the Special Meeting). For illustrative purposes, based on funds in the Trust Fund of approximately $20.1 million on April 25, 2023, the estimated per share conversion price would have been approximately $10.39 (including interest earned through April 25, 2023, but before deducting estimated taxes payable).

In order to exercise your conversion rights, you must:

●	submit a request in writing prior to 5:00 p.m., Eastern time on [●], 2023 (two business days before the Special Meeting) that we convert your public shares for cash to Continental Stock Transfer & Trust Company, our transfer agent, at the following address:

Continental Stock Transfer & Trust Company

1 State Street, 30th Floor

New York, NY 10004

Attn: Mark Zimkind

E-mail: mzinkind@continentalstock.com

and

●	deliver your public shares either physically or electronically through The Depository Trust Company to our transfer agent at least two business days before the Special Meeting. Stockholders seeking to exercise their conversion rights and opting to deliver physical certificates should allot sufficient time to obtain physical certificates from the transfer agent and time to effect delivery. It is our understanding that stockholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. However, we do not have any control over this process and it may take longer than two weeks. Stockholders who hold their shares in street name will have to coordinate with their broker, bank or other nominee to have the shares certificated or delivered electronically. If you do not submit a written request and deliver your public shares as described above, your shares will not be redeemed.

Any demand for conversion, once made, may be withdrawn at any time until the deadline for exercising conversion requests (and submitting shares to the transfer agent) and thereafter, with our consent. If you delivered your shares for conversion to our transfer agent and decide within the required timeframe not to exercise your conversion rights, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the phone number or address listed above.

Prior to exercising conversion rights, stockholders should verify the market price of our Common Stock, as they may receive higher proceeds from the sale of their Common Stock in the public market than from exercising their conversion rights if the market price per share is higher than the conversion price. We cannot assure you that you will be able to sell your shares of our Common Stock in the open market, even if the market price per share is higher than the conversion price stated above, as there may not be sufficient liquidity in our Common Stock when you wish to sell your shares.

If you exercise your conversion rights, your shares of our Common Stock will cease to be outstanding immediately prior to the Special Meeting (assuming the Second Extension Amendment Proposal is approved) and will only represent the right to receive a pro rata share of the aggregate amount on deposit in the Trust Fund. You will no longer own those shares and will have no right to participate in, or have any interest in, the future growth of the Company, if any. You will be entitled to receive cash for these shares only if you properly and timely request conversion.

If the Second Extension Amendment Proposal is not approved and we do not consummate an initial business combination by July 2, 2023, we will be required to dissolve and liquidate our Trust Fund by returning then remaining funds in such account to the public stockholders and our rights to purchase Common Stock will expire worthless.

Holders of outstanding units must separate the underlying public shares and public rights prior to exercising conversion rights with respect to the public shares.

If you hold units registered in your own name, you must deliver the certificate for such units to Continental Stock Transfer & Trust Company with written instructions to separate such units into public shares and public rights. This must be completed far enough in advance to permit the mailing of the public share certificates back to you so that you may then exercise your conversion rights with respect to the public shares upon the separation of the public shares from the units.

If a broker, dealer, commercial bank, trust company or other nominee holds your units, you must instruct such nominee to separate your units. Your nominee must send written instructions by facsimile to Continental Stock Transfer & Trust Company. Such written instructions must include the number of units to be split and the nominee holding such units. Your nominee must also initiate electronically, using DTC’s deposit withdrawal at custodian (“DWAC”) system, a withdrawal of the relevant units and a deposit of an equal number of public shares and public rights. This must be completed far enough in advance to permit your nominee to exercise your conversion rights with respect to the public shares upon the separation of the public shares from the units. While this is typically done electronically the same business day, you should allow at least one full business day to accomplish the separation. If you fail to cause your public shares to be separated in a timely manner, you will likely not be able to exercise your conversion rights.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of our voting securities by (i) each person who is known by us to be the beneficial owner of more than 5% of our issued and outstanding Common Stock, (ii) each of our officers and directors, and (iii) all of our officers and directors as a group as of the Record Date. The percentages below are based on 5,124,980 shares of the Company’s Common Stock issued and outstanding as of the date of this Proxy Statement, including common shares underlying the Company’s units. The following table does not reflect record of beneficial ownership of the rights included in the units or the private rights issued pursuant to the Company’s initial public offering as these rights are not convertible until consummation of the Company’s initial business combination.

Name and Address of Beneficial Owner(1)	Number of Shares Beneficially Owned	Approximate Percentage of Outstanding Common Stock
Mountain Crest Holdings IV LLC(2)	1,641,500	32%
Suying Liu(3)	1,641,500	32%
Nelson Haight	2,000	*
Todd T. Milbourn	2,000	*
Wenhua Zhang	2,000	*
All directors and executive officers as a group (4 individuals)	1,647,500	32%
Barclays PLC(4)	436,848	8.5%
Hudson Bay Capital Management LP(5)	682,952	13.3%
Linden Capital L.P.(6)	481,724	9.4%
Karpus Investment Management(7)	433,871	8.5%

*	Less than one percent.

(1)	Unless otherwise noted, the business address of each of the following entities or individuals is c/o Mountain Crest Acquisition Corp. IV, 311 West 43rd Street, 12th Floor, New York, New York 10036.
(2)	Dr. Suying Liu has voting and dispositive power over the shares owned by Mountain Crest Holdings IV LLC.
(3)	Consists of shares owned Mountain Crest Holdings IV LLC, over which Dr. Suying Liu has voting and dispositive power.
(4)	Based on information provided in an amended Schedule 13G filed on February 8, 2022. The securities being reported on by Barclays PLC, as a parent holding company, are owned, or may be deemed to be beneficially owned, by Barclays Bank PLC. Barclays Bank PLC is a non-US banking institution registered with the Financial Conduct Authority authorised by the Prudential Regulation Authority and regulated by the Financial Conduct Authority and the Prudential Regulation Authority in the United Kingdom. Barclays Capital Inc., a Connecticut business entity, owns 245,000 shares of the Company’s common stock. The address of the principal office of Barclays PLC and Barclays Bank PLC is 1 Churchill Place, London, E14 5HP, England. The address of the principal office of Barclays Capital Inc. is 745 Seventh Ave, New York, NY 10019.
(5)	Based on information provided in a Schedule 13G filed on January 10, 2023. Hudson Bay Capital Management LP serves as the investment manager to HB Strategies LLC and Hudson Bay SPAC Master Fund LP, in whose name the securities are held. As such, Hudson Bay Capital Management LP may be deemed to be the beneficial owner of all securities aforementioned held by HB Strategies LLC and Hudson Bay SPAC Master Fund LP. Sander Gerber serves as the managing member of Hudson Bay Capital GP LLC, which is the general partner of the Hudson Bay Capital Management LP. Mr. Gerber disclaims beneficial ownership of these securities. The address of the principal office of Hudson Bay Capital Management LP and Sander Gerber is 28 Havemeyer Place, 2nd Floor, Greenwich, Connecticut 06830.
(6)	Based on information provided in an amended Schedule 13G filed on January 30, 2023. Each of Linden Advisors LP and Mr. Siu Min Wong may be deemed the beneficial owner of 511,333 shares of the Company’s common stock. This amount consists of 481,724 shares of the Company’s common stock held by Linden Capital L.P. and 29,609 Shares held by separately managed accounts. As of December 31, 2022, each of Linden GP LLC and Linden Capital L.P. may be deemed the beneficial owner of the 481,724 Shares held by Linden Capital. The principal business address for Linden Capital is Victoria Place, 31 Victoria Street, Hamilton HM10, Bermuda. The principal business address for each of Linden Advisors, Linden GP and Mr. Wong is 590 Madison Avenue, 15th Floor, New York, New York 10022.
(7)	Based on information provided in an amended Schedule 13G filed on January 10, 2023. Karpus Management, Inc. (“Karpus”), d/b/a Karpus Investment Management, is a registered investment adviser under Section 203 of the Investment Advisers Act of 1940. Karpus is controlled by City of London Investment Group plc (“CLIG”), which is listed on the London Stock Exchange. However, in accordance with SEC Release No. 34-39538 (January 12, 1998), effective informational barriers have been established between Karpus and CLIG such that voting and investment power over the subject securities is exercised by Karpus independently of CLIG, and, accordingly, attribution of beneficial ownership is not required between Karpus and CLIG. The Company’s shares of Common Stock are owned directly by the accounts managed by Karpus. The address of the principal office of Karpus is 183 Sully’s Trail, Pittsford, New York 14534.

Risks Related to Being Deemed an Investment Company

If we are deemed to be an investment company for purposes of the Investment Company Act of 1940, as amended (the “Investment Company Act”), we would be required to institute burdensome compliance requirements and our activities would be severely restricted and, as a result, we may abandon our efforts to consummate the Initial Business Combination and liquidate the Company.

The Company could potentially be subject to the Investment Company Act and the regulations thereunder. If we are deemed to be an investment company under the Investment Company Act, our activities would be severely restricted. In addition, we would be subject to burdensome compliance requirements. We do not believe that our principal activities will subject us to regulation as an investment company under the Investment Company Act. However, if we are deemed to be an investment company and subject to compliance with and regulation under the Investment Company Act, we would be subject to additional regulatory burdens and expenses for which we have not allotted funds. As a result, unless we are able to modify our activities so that we would not be deemed an investment company, we would expect to abandon our efforts to complete an initial business combination and instead to liquidate the Company. If we are required to liquidate the Company, our investors would not be able to realize the benefits of owning shares in a successor operating business, including the potential appreciation in the value of our shares and rights following such a transaction, and our rights would expire worthless.

To mitigate the risk that we might be deemed to be an investment company for purposes of the Investment Company Act, we intend to convert all of the assets held in the Trust Fund into cash prior to July 2, 2023, and hold the funds in the Trust Fund in cash until the earlier of the consummation of the Initial Business Combination or our liquidation. As a result, following the conversion of securities in the Trust Fund, we would likely receive minimal interest, if any, on the funds held in the Trust Fund, which would reduce the dollar amount our public stockholders would receive upon any redemption or liquidation of the Company.

As of the date hereof, substantially all of the assets held in the Trust Fund are held in money market funds meeting certain conditions under Rule 2a-7 promulgated under the Investment Company Act. The fact that the funds in our Trust Fund have been held in securities makes it more likely that we could be deemed to be an unregistered investment company than other special purpose acquisition companies that hold their Trust Fund funds solely in cash.

The Company’s IPO closed on July 2, 2021. In order to mitigate the risk of us being deemed to be an unregistered investment company (including under the subjective test of Section 3(a)(1)(A) of the Investment Company Act) and thus subject to regulation under the Investment Company Act, the Company intends to convert all of the assets held in the Trust Fund into cash prior to July 2, 2023 to ensure that the Company does not fall within the definition of “investment company” under Section 3(a)(1)(A) of the Investment Company Act. Following such conversion, we would likely receive minimal interest, if any, on the funds held in the Trust Fund. However, interest previously earned on the funds held in the Trust Fund still may be released to us to pay our taxes, if any, and certain other expenses as permitted. As a result, any decision to convert the securities held in the Trust Fund and thereafter to hold all funds in the Trust Fund in cash would reduce the dollar amount our public stockholders would receive upon any redemption or liquidation of the Company.

In addition, the longer that the funds in the Trust Fund are held in money market funds invested exclusively in such securities the greater the risk that we may be considered an unregistered investment company, in which case we may be required to liquidate the Company. If we are required to liquidate the Company, our investors would not be able to realize the benefits of owning shares in a successor operating business, including the potential appreciation in the value of our shares and warrants following such a transaction, and our warrants would expire worthless. Accordingly, we may determine, in our discretion, to liquidate the securities held in the Trust Fund at any time and instead hold all funds in the Trust Fund in cash, which would further reduce the dollar amount our public stockholders would receive upon any redemption or liquidation of the Company.

PROPOSAL 1: THE SECOND EXTENSION AMENDMENT PROPOSAL

This is a proposal to amend (the “Second Extension Amendment”) the Company’s amended and restated certificate of incorporation, as amended (the “Charter”), to extend the date by which the Company has to consummate a business combination from July 2, 2023 to January 2, 2024 (the “Extended Date”) in exchange for the Company depositing $250,000 into the Trust Fund as defined in the Charter. We refer to this proposal as the “Second Extension Amendment Proposal.” All stockholders are encouraged to read the proposed Second Extension Amendment in its entirety for a more complete description of its terms. A copy of the proposed Second Extension Amendment is attached hereto as Annex A.

If the Second Extension Amendment Proposal is not approved or if the Company’s Board otherwise determines that the Company will not be able to consummate an initial business combination by the Extended Date, the Company would wind up its affairs and redeem 100% of the outstanding public shares in accordance with the same procedures set forth below that would be applicable if the Second Extension Amendment is not approved.

Reasons for the Proposed Second Extension Amendment

The purpose of the Second Extension Amendment is to give the right to extend the Combination Period from July 2, 2023 to January 2, 2024 to complete a business combination in exchange for the Company depositing $250,000 into the Trust Fund as defined in the Charter.

As previously disclosed, on April 30, 2022, MCAF entered into that certain Agreement and Plan of Merger (as may be amended, supplemented or otherwise modified from time to time, the “Merger Agreement”), by and among MCAF, CH AUTO Inc., a Cayman Islands exempted company (“Pubco”), Ch-Auto Merger Sub Corp., a Delaware corporation and wholly owned subsidiary of Pubco (“Merger Sub”) and CH-AUTO TECHNOLOGY CORPORATION LTD., a company organized under the laws of the People’s Republic of China (“CH AUTO”), pursuant to which, among other things, MCAF, Pubco, Merger Sub and the Company intend to effect a merger of Merger Sub with and into MCAF whereby MCAF will be the surviving corporation (the “Surviving Corporation”) and a wholly owned subsidiary of Pubco (the “Merger”) in accordance with the Merger Agreement and the General Corporation Law of the State of Delaware (the “DGCL”). In connection with the Merger, the name of the Surviving Corporation shall be changed to CH Autotech USA, Inc. Following the Merger, Pubco expects its ordinary shares to be traded on the Nasdaq Stock Market. On December 23, 2022, MCAF disclosed that the parties to the Merger Agreement amended the Merger Agreement by executing an Amended and Restated Agreement and Plan of Merger, dated December 23, 2022 (the “A&R Merger Agreement”). All capitalized terms used herein and not defined shall have the meanings ascribed to them in the A&R Merger Agreement.

On March 1, 2023, MCAF, CH-AUTO, Pubco and Merger Sub entered into an amendment (the “Amendment”) to the A&R Merger Agreement. The Amendment provides that (i) instead of acquiring at least 90% of the CH AUTO, MCAF would only need to acquire at least 71.2184% of CH AUTO to consummate the Closing, (ii) immediately after the Closing, Pubco’s board of directors (the “Post-Closing Pubco Board”) will consist of five (5) members, among which one (1) person shall be designated by Sponsor, four (4) persons shall be designated by CH AUTO and at least two (2) persons of the Post-Closing Pubco Board shall qualify as independent directors under the Securities Act and Nasdaq rules, (iii) modified the timing of CH AUTO’s delivery of the Equityholder Allocation Schedule, (iv) simultaneously with and in exchange for the issuance of the CH AUTO Merger Consideration, but before the Closing of the Merger, Pubco’s subsidiary, CH-Auto (Hong Kong) Limited (“CH-Auto HK”), or a then-established wholly-owned PRC subsidiary of CH-Auto HK (together with CH-Auto HK, the “Holding Company”, as the context may require), shall acquire all the shares of CH AUTO’s equity securities (the “Company Common Stock”) held by each Company Reorganization Stockholder at par value or other value as agreed between the Holding Company and the Company Reorganization Stockholders (the “HK Share Purchase”); provided however, certain Company Reorganization Stockholders that are the directors, supervisors or senior executives of the Company (each a “DSO Stockholder” and together, the “DSO Stockholders”) shall each transfer up to 25% of the stocks of CH AUTO held by him or her due to restrictions under the PRC laws. Each DSO Stockholder shall further enter into a voting rights proxy agreement (the “Voting Rights Proxy Agreement”) and an economic rights transfer agreement (the “Economic Rights Transfer Agreement”) with the Holding Company (the “HK Voting Rights Entrustment”), pursuant to which each DSO Stockholder shall transfer and assign to the Holding Company (i) all of their respective voting rights in connection with the remaining shares of Company Common Stock held by them (the “DSO’s Remaining Shares”) pursuant to the Voting Rights Proxy Agreement and

(ii) all of their economic rights, including the right to receive dividends, in connection the DSO’s Remaining Shares, pursuant to the Economic Rights Transfer Agreement. The Pubco Ordinary Shares issued to each DSO Shareholder in exchange for such DSO’s Remaining Shares, shall be subject to restrictions on transfer, conveyance, assignment and further encumbrance until the DSO Shareholder transfers and conveys the underlying shares of Company Common Stock to the Holding Company. Upon the completion of the HK Share Purchase, and after giving effect to the HK Voting Right Entrustment (the “Reorganization Closing”), the Holding Company shall (1) have the ability to direct, directly or indirectly, at least 71.2184% of the voting rights of all outstanding equity securities of CH AUTO entitled to vote, (2) own, directly or indirectly, at least 71.2184% of the economic rights of all the outstanding equity securities in CH AUTO, and (3) own, directly or indirectly own at least 37.8426% of the then-issued and outstanding equity interests in CH AUTO; (v) revised the definitions of Company Employee Option and Company FA Option, (vi) CH AUTO shall advance MCAF the aggregate amount of Seven Hundred and Fifty Thousand Dollars ($750,000) in two payments (the “Loans”) to fund the payment of the expenses incurred, in connection with two (2) extensions of the period of time for MCAF to consummate a business combination and for working capital for the Company; (vi) in the event CH AUTO funds the initial payment of the Loan, the Outside Date shall be extended from May 15, 2023 to July 2, 2023, (viii) revised the timing, steps and procedure for the Reorganization and (ix) permitted CH AUTO to convert outstanding debt from a lender in the amount of RMB 39 million into 15.6 million shares of CH AUTO, at a conversion price of RMB 2.5 per share. The transactions contemplated by the A&R Agreement and the Amendment are collectively referred to as the “Business Combination.”

On March 27, 2023, MCAF extended the time it has to complete its initial business combination from April 2, 2023 to July 2, 2023 by depositing $343,936 in to MCAF’s Trust Fund on March 29, 2023 (the “Extension Payment”). CH Auto Technology Corporation Ltd. (the “Target”) loaned MCAF $350,000 to fund the Extension Payment. On March 29, 2023, MCAF issued an unsecured promissory note in the aggregate principal amount of $350,000 (the “Note”) to the Target. Pursuant to the Note, the Target loaned MCAF an aggregate amount of $350,000 that is due and payable on the earlier of: (i) the date on which MCAF consummates an initial business combination with a target business, or (ii) the date MCAF liquidates if a business combination is not consummated. The Note does not bear interest. In the event that MCAF does not consummate a business combination, the Note will be forgiven, except to the extent of funds remaining outside of MCAF’s Trust Fund, if any. In addition, the Note may be converted at the closing of a business combination by MCAF into the its common stock or ordinary shares, at the Target’s option, at a price of $10.00 per share of common stock or ordinary share. The proceeds of the Note have been used by the Company to make a deposit $343,936 into the Trust Fund to extend the time period for the Company to consummate its initial business combination from April 2, 2023 to July 2, 2023.

The Company’s Board has unanimously (i) approved and declared advisable the Business Combination Agreement, the Mergers and the other transactions contemplated thereby, and (ii) resolved to recommend approval of the Business Combination Agreement and related matters by the stockholders of the Company. The Company will hold a meeting of stockholders to consider and approve the proposed Business Combination and a proxy statement/prospectus will be sent to all of the Company’s stockholders. The Company and other parties to the Business Combination Agreement are working towards satisfaction of the conditions to completion of the Business Combination, including the necessary filings with the SEC related to the transaction, but have determined that there will not be sufficient time before July 2, 2023, the Outside Date, to hold a special meeting (the “Merger Meeting”) to obtain the requisite stockholder approval of, and/or to consummate, the Business Combination. The Company’s management believes that it can close the Business Combination before January 2, 2024 (i.e., the end of the Combination Period).

If the Company’s Board otherwise determines that the Company will not be able to consummate an initial business combination by the Extended Date, the Company would wind up its affairs and redeem 100% of the outstanding public shares in accordance with the same procedures set forth below that would be applicable if the Second Extension Amendment Proposal is not approved.

As of the date hereof, substantially all of the assets held in the Trust Fund are held in money market funds meeting certain conditions under Rule 2a-7 promulgated under the Investment Company Act. There is uncertainty under the Investment Company Act whether certain special purpose acquisition companies, or “SPACs,” with Trust Fund assets held in securities, that do not consummate an initial business combination within 24 months after the effective date the SPAC’s IPO registration statement, would fall within the definition of “investment company” under Section 3(a)(1)(A) of the Investment Company Act. The Company’s IPO closed on July 2, 2021. Due to this uncertainty, the Company intends to convert all of the assets held in the Trust Fund into cash prior to July 2, 2023 to ensure that the Company does not fall within the definition of “investment company” under Section 3(a)(1)(A) of the Investment Company Act. However, the longer that the funds in the Trust Fund are held in money market funds invested exclusively in such securities, the greater the risk that we may be considered an unregistered investment company, in which case we may be required to liquidate the Company. If we are required to liquidate the Company, our investors would not be able to realize the benefits of owning shares in a successor operating business, including the potential appreciation in the value of our shares and rights following such a transaction and our rights would expire worthless. See “Risks Related to Being Deemed an Investment Company.”

In connection with the Second Extension Amendment, public stockholders may elect (the “Election”) to redeem their shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Fund, including interest not previously released to the Company to pay franchise and income taxes, divided by the number of then outstanding public shares, regardless of whether such public stockholders vote “FOR” or “AGAINST” the Second Extension Amendment Proposal and Adjournment Proposal, and an Election can also be made by public stockholders who do not vote, or do not instruct their broker or bank how to vote, at the Special Meeting. Public stockholders may make an Election regardless of whether such public stockholders were holders as of the record date. If the Second Extension Amendment Proposal is approved by the requisite vote of stockholders, the remaining holders of public shares will retain their right to redeem their public shares when the Business Combination is submitted to the stockholders, subject to any limitations set forth in our Charter, as amended by the Second Extension Amendment (as long as their election is made at least two (2) business days prior to the meeting at which the stockholders’ vote is sought). Each redemption of shares by our public stockholders will decrease the amount in our Trust Fund, which held approximately $[●] million of marketable securities as of [●], 2023. In addition, public stockholders who do not make the Election would be entitled to have their shares redeemed for cash if the Company has not completed a business combination by the Extended Date. Our Sponsor, our officers and directors, hold the right to vote over an aggregate of 1,647,500 shares of common stock which include 1,437,500 shares of our common stock, which we refer to as the “Founder Shares,” that were issued prior to our initial public offering (“IPO”) and 210,000 shares of Common Stock that make part of the units, which we refer to as the “Private Units”, that were purchased by our Sponsor in a private placement which occurred simultaneously with the completion of the IPO.

To exercise your redemption rights, you must tender your shares to the Company’s transfer agent at least two business days prior to the Special Meeting (or [●], 2023). You may tender your shares by either delivering your share certificate to the transfer agent or by delivering your shares electronically using the Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the shares from your account in order to exercise your redemption rights.

As of [●], 2023, there was approximately $[●] million in the Trust Fund, and the estimated redemption price is approximately $[●] per share, before deducting estimated taxes payable. The closing price of the Company’s Common Stock on [●], 2023 was $[●]. The Company cannot assure stockholders that they will be able to sell their shares of the Company’s Common Stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.

If the Second Extension Amendment Proposal is not approved and we do not consummate a business combination by July 2, 2023, as in accordance with our Charter, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Fund, including any interest not previously released to us (net of taxes payable), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no distribution from the Trust Fund with respect to our rights, which will expire worthless in the event of our winding up. In the event of a liquidation, our Sponsor, our officers and directors and our other initial stockholders will not receive any monies held in the Trust Fund as a result of their ownership of the Founder Shares or the Private Units.

Required Vote

Subject to the foregoing, the affirmative vote of at least a majority of the Company’s outstanding Common Stock, including the Founder Shares, will be required to approve the Second Extension Amendment Proposal. The approval of the Second Extension Amendment is essential to the implementation of our Board’s plan to extend the Combination Period. Therefore, our Board will abandon and not implement the Second Extension Amendment unless our stockholders approve the Second Extension Amendment. Notwithstanding stockholder approval of the Second Extension Amendment, our Board will retain the right to abandon and not implement the Second Extension Amendment at any time without any further action by our stockholders. Our Board has fixed the close of business on [●], 2023 as the date for determining the Company stockholders entitled to receive notice of and vote at the Special Meeting and any adjournments or postponements thereof. Only holders of record of the Company’s Common Stock on that date are entitled to have their votes counted at the Special Meeting or any adjournments or postponements thereof.

You are not being asked to vote on any business combination at this time. If the Second Extension Amendment is implemented and you do not elect to redeem your public shares now, you will retain the right to vote on a proposed business combination when it is submitted to stockholders and the right to redeem your public shares into a pro rata portion of the Trust Fund in the event a business combination is approved and completed (as long as your election is made at least two (2) business days prior to the meeting at which the stockholders’ vote is sought) or the Company has not consummated the business combination by the Extended Date.

Recommendation

The Company’s Board recommends that you vote “FOR” the Second Extension Amendment Proposal.

PROPOSAL 2: THE ADJOURNMENT PROPOSAL

The Adjournment Proposal, if adopted, will permit the chairman of the Special Meeting to adjourn the Special Meeting to a later date or dates. For example, the Chairman may adjourn the Special Meeting to permit further solicitation of proxies.

Required Vote

If a majority of the shares present in person or by proxy and voting on the matter at the Special Meeting vote for the Adjournment Proposal, the Chairman of the special meeting will exercise his or her power to adjourn the meeting as set out above.

Recommendation

The Company’s Board recommends that you vote “FOR” the Adjournment Proposal.

WHERE YOU CAN FIND MORE INFORMATION

The Company files annual, quarterly and current reports, proxy statements and other information with the SEC. The SEC maintains an Internet web site that contains reports, proxy and information statements, and other information regarding issuers, including us, that file electronically with the SEC. The public can obtain any documents that we file electronically with the SEC at www.sec.gov.

This Proxy Statement describes the material elements of relevant contracts, exhibits and other information attached as annexes to this Proxy Statement. Information and statements contained in this Proxy Statement are qualified in all respects by reference to the copy of the relevant contract or other document included as an annex to this document.

You may obtain additional copies of this Proxy Statement, at no cost, and you may ask any questions you may have about the Second Extension Amendment or the Adjournment by contacting us at the following address or telephone number:

Mountain Crest Acquisition Corp. IV

311 West 43rd Street, 12th Floor

New York, NY 10036

(646) 493-6558

You may also obtain these documents at no cost by requesting them in writing or by telephone from the Company’s proxy solicitation agent at the following address and telephone number:

Advantage Proxy

P.O. Box 13581

Des Moines, WA 98198

Toll Free: 877-870-8565

Collect: 206-870-8565

In order to receive timely delivery of the documents in advance of the Special Meeting, you must make your request for information no later than [●], 2023.

Annex A

SECOND AMENDMENT

TO THE

AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION OF

MOUNTAIN CREST ACQUISITION CORP. V

[●], 2023

Mountain Crest Acquisition Corp. IV, a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), DOES HEREBY CERTIFY AS FOLLOWS:

1. The name of the Corporation is “Mountain Crest Acquisition Corp. IV.” The original certificate of incorporation was filed with the Secretary of State of the State of Delaware on March 2, 2021. The Amended and Restated Certificate of Incorporation (the “Amended and Restated Certificate”) was filed with the Secretary of State of Delaware on June 29, 2021. The Amendment to the Amended and Restated Certificate was filed with the Secretary of State of Delaware on December 15, 2022.

2. This Amendment to the Amended and Restated Certificate amends the Amended and Restated Certificate.

3. This Amendment to the Amended and Restated Certificate was duly adopted by the Board of Directors of the Corporation and the stockholders of the Corporation in accordance with Section 242 of the General Corporation Law of the State of Delaware.

4. The text of Paragraph E of Article SIXTH is hereby amended and restated to read in full as follows:

“E. In the event that the Corporation does not consummate a Business Combination by January 2, 2024 (such date actually extended being referred to as or, in each case if the Office of the Delaware Division of Corporations shall not be open for business (including filing of corporate documents) on such date the next date upon which the Office of the Delaware Division of Corporations shall be open, the “Termination Date”) in accordance with the terms of the Investment Management Trust Agreement, as amended, between the Corporation and Continental Stock Transfer & Trust Company, the Corporation shall (i) cease all operations except for the purposes of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter redeem 100% of the IPO Shares for cash for a redemption price per share as described below (which redemption will completely extinguish such holders’ rights as stockholders, including the right to receive further liquidation distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to approval of the Corporation’s then stockholders and subject to the requirements of the GCL, including the adoption of a resolution by the Board of Directors pursuant to Section 275(a) of the GCL finding the dissolution of the Corporation advisable and the provision of such notices as are required by said Section 275(a) of the GCL, dissolve and liquidate the balance of the Corporation’s net assets to its remaining stockholders, as part of the Corporation’s plan of dissolution and liquidation, subject (in the case of (ii) and (iii) above) to the Corporation’s obligations under the GCL to provide for claims of creditors and other requirements of applicable law. In such event, the per share redemption price shall be equal to a pro rata share of the Trust Fund plus any pro rata interest earned on the funds held in the Trust Fund and not previously released to the Corporation (less taxes payable and dissolution expenses) for its working capital requirements or necessary to pay its taxes divided by the total number of IPO Shares then outstanding.”

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IN WITNESS WHEREOF, Mountain Crest Acquisition Corp. IV has caused this Amendment to the Amended and Restated Certificate to be duly executed in its name and on its behalf by an authorized officer as of the date first set above.

Mountain Crest Acquisition Corp. IV

By:
Name:	Suying Liu
Title:	Chief Executive Officer

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PROXY CARD

MOUNTAIN CREST ACQUISITION CORP. V

PROXY FOR THE SPECIAL MEETING OF STOCKHOLDERS

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

The undersigned hereby appoints Suying Liu as proxy of the undersigned to attend the Special Meeting of Stockholders (the “Special Meeting”) of Mountain Crest Acquisition Corp. IV (the “Company”), to be held via virtual meeting as described in the Proxy Statement on June [●], 2023 at [●] a.m. Eastern time, and any postponement or adjournment thereof, and to vote as if the undersigned were then and there personally present on all matters set forth in the Notice of Special Meeting, dated [●], 2023 (the “Notice”), a copy of which has been received by the undersigned, as follows:

1.	PROPOSAL 1. SECOND EXTENSION AMENDMENT — APPROVAL OF AN AMENDMENT TO THE COMPANY’S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION, AS AMENDED, TO EXTEND THE DATE BY WHICH THE COMPANY HAS TO CONSUMMATE A BUSINESS COMBINATION FROM JULY 2, 2023 TO JANUARY 2, 2024 IN EXCHANGE FOR THE COMPANY DEPOSITING $250,000 INTO THE TRUST FUND AS DEFINED IN THE CHARTER.

For ☐          Against ☐          Abstain ☐

2.	PROPOSAL 2. ADJOURNMENT — APPROVAL TO PERMIT THE CHAIRMAN OF THE SPECIAL MEETING TO ADJOURN THE SPECIAL MEETING TO A LATER DATE OR DATES, IF DESIRED.

For ☐          Against ☐          Abstain ☐

NOTE: IN HIS DISCRETION, THE PROXY HOLDER IS AUTHORIZED TO VOTE UPON SUCH OTHER MATTER OR MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING AND ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFIC INDICATION ABOVE. IN THE ABSENCE OF SUCH INDICATION, THIS PROXY WILL BE VOTED “FOR” EACH PROPOSAL AND, AT THE DISCRETION OF THE PROXY HOLDER, ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY POSTPONEMENT OR ADJOURNMENT THEREOF.

Dated:
Signature of Stockholder

PLEASE PRINT NAME

Certificate Number(s)

Total Number of Shares Owned

Sign exactly as your name(s) appears on your stock certificate(s). A corporation is requested to sign its name by its President or other authorized officer, with the office held designated. Executors, administrators, trustees, etc., are requested to so indicate when signing. If a stock certificate is registered in two names or held as joint tenants or as community property, both interested persons should sign.

PLEASE COMPLETE THE FOLLOWING:

I plan to attend the Special Meeting (Circle one):      Yes      No

Number of attendees:

PLEASE NOTE:

STOCKHOLDER SHOULD SIGN THE PROXY PROMPTLY AND RETURN IT IN THE ENCLOSED ENVELOPE AS SOON AS POSSIBLE TO ENSURE THAT IT IS RECEIVED BEFORE THE SPECIAL MEETING. PLEASE INDICATE ANY ADDRESS OR TELEPHONE NUMBER CHANGES IN THE SPACE BELOW.